                               SECURITY AGREEMENT

As of December 15, 2006, for value received, the undersigned ("Debtor") pledges, assigns and grants to Comerica Bank ("Bank"), whose address is 333 West Santa
Clara Street, San Jose, CA, 95113, Attention: Commercial Loan Documentation,
Mail Code 4770, a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Bank of Akeena
Solar, Inc. ("Borrower) and/or Debtor. Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; any and all obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason;
any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining continuing, or defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between
Bank and Borrower and/or Debtor or in connection with any proceeding involving
Bank as a result of any financial accommodation to Borrower and/or Debtor; and
all other costs of collecting Indebtedness, including without limit attorneys fees, Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorneys fees shall be deemed a reference to reasonable fees, costs, and expenses of both in-house and outside counsel and paralegals, whether inside or outside counsel is used, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Debtor further covenants, agrees, represents and warrants as follows:

1.   Collateral shall mean all personal property of Debtor including, without limitation, all of the following property Debtor now or later owns or has an interest in, wherever located:

     o    all Accounts Receivable (for purposes of this Agreement, "Accounts
          Receivable" consists of all accounts, general intangibles, chattel paper (including without limit electronic chattel paper and tangible chattel paper), contract rights, deposit accounts, documents, instruments and rights to payment evidenced by chattel paper, documents or instruments, health care insurance receivables, commercial tort claims, letters of credit, letter of credit rights, supporting obligations, and rights to payment for money or funds advanced or sold),

     o    all Inventory,

     o    all Equipment and Fixtures,

     o    all software (for purposes of this Agreement "Software" consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii)
          computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded),

     o    all investment property (including, without limit, securities, securities entitlements, and financial assets),

     o    specific items listed below and/or on attached Schedule A, if any, is/are also included in Collateral;

     o    all goods, instruments, (including, without limit, promissory notes), documents (including, without limit, negotiable documents), policies and certificates of insurance, deposit accounts, and money or other property (except real property which is not a fixture) which are now or later in possession of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

     o    all additions, attachments, accessions, parts, replacements substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

     In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

2.   Warranties, Covenants and Agreements. Debtor warrants, covenants and agrees as follows:

     2.1  Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

     2.2  At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that: (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) name of the Collateral is subject to any security interest other than that in favor of Bank; (c) there are no financing statements on file, other than in favor of Bank; (d) no person, other than Bank, has possession or control (as defined in the Uniform
          Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control; and (e) Debtor acquired its rights in the Collateral in the ordinary course of its business.

     2.3  Debtor will keep the Collateral free at all times from all claims, liens, security interest and encumbrances other than those in favor of
          Bank. Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral, except (where Inventory is pledged as
          Collateral) for inventory in the ordinary course of its business and will not return any Inventory to its supplier. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

     2.4  Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue an exclusive, perfected and first security interest of Bank in the
          Collateral. Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personality, to secure payment of the Indebtedness, and
          Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

     2.5  Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any
          Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expanded by Bank Immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

     2.6  Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) pubic liability insurance and other insurance as may be required by law or reasonably required by
          Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any
          Indebtedness.

     2.7  On each occasion on which Debtor evidences to Bank the account balances on and the nature and extent of the Accounts Receivable,
          Debtor shall be deemed to have warranted that except as otherwise indicated: (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act; (b) each of those account balances are in fact owing; (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable; (d) as to any Accounts
          Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same have been endorsed and/or delivered by Debtor to Bank; (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, nor of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against, the account debtor; and (f) as to each Account Receivable, except as may be expressly permitted by Bank to the contrary in another document, the account debtor is not an affiliate of Debtor, the United States of
          America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States.
          Debtor will do all acts and will execute all writings requested by
          Bank to perform, enforce performance of, and collect all Accounts
          Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank. Bank may at any time and from time to time verify Accounts Receivable directly with account debtors or by other methods acceptable to Bank without notifying Debtor. Debtor agrees, at Bank's request, to arrange or cooperate with Bank in arranging for verification of Accounts Receivable.

     2.8  Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

     2.9  If Bank, acting in its sole discretion, redelivers Collateral to
          Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of such collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

     2.10 At any time and without notice, Bank may, as to Collateral other than
          Equipment, Fixtures or Inventory: (a) cause any or all of such
          Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of such
          Collateral, and hold the same as Collateral, or apply the same to the indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or effecting such
          Collateral, and deposit or surrender control of such Collateral, and accept other property in exchange for such Collateral and hold or apply the property or money so received pursuant to this Agreement;
          and (d) take such actions in its own name or in Debtor's name as Bank, in its sole discretion, deems necessary or appropriate to establish exclusive control (as defined in the Uniform Commercial Code) over any
          Collateral of such nature that perfection of the Bank's security interest may be accomplished by control.

     2.11 Bank may assign any of the Indebtedness and deliver any or all of the
          Collateral to its assignee, who then shall have with respect to
          Collateral so delivered all the rights and powers of Bank under this
          Agreement, and after that bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

     2.12 Debtor delivers this Agreement based solely on Debtor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Debtor assumes full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. Debtor waives any duty on the part of Bank, and agrees that Debtor is not relying upon nor expecting
          Bank to disclose to Debtor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the
          Indebtedness, the occurrence of any default with respect to the
          Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk or Debtor's rights against Borrower. Debtor knowingly accepts the full range of risk encompassed in this
          Agreement, which risk includes without limit the possibility that
          Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower's ability to pay debts as they mature, has deteriorated.

     2.13 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorneys fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws, INCLUDING ANY CLAIMS, DAMAGES,
          FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND
          RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or wilful misconduct.

3.   Collection of Proceeds.

     3.1  Debtor agrees to collect and enforce payment of all Collateral until
          Bank shall direct Debtor to the contrary. Immediately upon notice to
          Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and
          (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes
          Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any
          Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of
          Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this

          Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

     3.2  Debtor agrees that immediately upon Bank's request (whether or not any
          Event of Default exists) the indebtedness shall be on a "remittance basis" in accordance with the following. In connection therewith,
          Debtor shall at its sole expense establish and maintain (and Bank, at
          Bank's option, may establish and maintain at Debtor's expense):

          (a)  A United States Post Office lock box (the "Lock Box"), to which
               Bank shall have exclusive access and control. Debtor expressly authorizes Bank, from time to time, to remove contents from the
               Lock Box, for disposition in accordance with this Agreement.
               Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor (other than payments by electronic funds transfer) shall be remitted, for the credit of Debtor, to the Lock Box, and Debtor shall include a like statement on all invoices; and

          (b)  A non-interest bearing deposit account with Bank which shall be titled as designated by Bank (the "Cash Collateral Account") to which Bank shall have exclusive access and control. Debtor agrees to notify all account debtors and other parties obligated to
               Debtor that all payments made to Debtor by electronic funds transfer shall be remitted to the Cash Collateral Account, and
               Debtor, at Bank's request, shall include a like statement on all invoices. Debtor shall executive all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Cash Collateral Account.

     3.3  All items or amounts which are remitted to the Lock Box, to the Cash
          Collateral Account, or otherwise delivered by or for the benefit of
          Debtor to Bank on account of partial or full payment of, or with respect to, any Collateral shall, at Bank's option, (a) be applied to the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion, or, (b) be deposited to the Cash Collateral Account.
          Debtor agrees that Bank shall not be liable for any loss or damage which Debtor may suffer as a result of Bank's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this
          Agreement. Debtor agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorney's fees and INCLUDING CLAIMS, DAMAGES, FINES, EXPENSES,
          LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S
          OWN NEGLIGENCE except to the extent (but only to the extent) caused by
          Bank's gross negligence or willful misconduct.

4. Defaults, Enforcement and Application of Proceeds.

     4.1  Upon the occurrence of any of the following events (each an "Event of
          Default"), Debtor shall be in default under this Agreement:

          (a)  Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

          (b)  Any failure or neglect to comply with, or breach of or default under, any term of this Agreement, or any other agreement or commitment between Borrower, Debtor, or any guarantor of any of the Indebtedness ("Guarantor") and Bank; or

          (c)  Any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of
               Borrower, Debtor, or any Guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

          (d)  Any loss, theft, substantial damage or destruction to or of any
               Collateral, or the issuance of filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any Collateral or of any other judicial process of, upon or in respect of Borrower, Debtor, any Guarantor, or any Collateral;
               or

          (e)  Sale or other disposition by Borrower, Debtor, or any Guarantor of any substantial portion of its assets or property or voluntary suspension of the transaction of business by Borrower, Debtor, or any Guarantor, or death, dissolution, termination or existence, merger, consolidation, insolvency, business failure, or
               assignment for the benefit of creditors of or by Borrower,
               Debtor, or any Guarantor; or commencement of any proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Borrower, Debtor, or any
               Guarantor; or the appointment of a receiver, trustee, court appointee, sequestrator or otherwise, for all or any part of the property of Borrower, Debtor, or any Guarantor; or

          (f)  Bank deems the margin of Collateral insufficient or itself insecure, in good faith believing that the prospect of payment of the Indebtedness or performance of this Agreement is impaired or shall fear deterioration, removal, or waste of Collateral; or

          (g)  An event of default shall occur under any instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness.

     4.2  Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any right or remedy available to it including, without limitation, any one or more of the following rights and remedies:

          (a)  Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

          (b)  Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

          (c)  Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all
               Collateral; and/or

          (d)  Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where collateral may then be located, and take possession of all or any of it and/or render it unusable;
               and without being responsible for loss or damage to such
               Collateral, hold, operate, sell, lease, or dispose of all or any
               Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and
               conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by
               Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

               At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of
               Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be

               sufficient discharge to the purchase for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that
               Collateral. At any sale or other disposition of the Collateral pursuant to this Section 4.2, Bank disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possesion, quiet enjoyment or the like, and Bank may communicate these disclaimers to a purchaser at such disposition.
               This disclaimer of warranties will not render the sale
               commercially unreasonable.

     4.3  Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any
          Event of Default so notify and direct any account debtor or obligor.
          At the request of Bank, whether or not an Event of Default shall have occurred, Debtor shall immediately take such actions as the Bank shall request to establish exclusive control (as defined in the Uniform
          Commercial Code) by Bank over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.

     4.4  The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorney fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtness and the surplus, if any shall be paid over to
          Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand. Debtor agrees that Bank shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unresonable. If Bank agrees in its sole discreation to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Bank may ascribe any commercially reasonable value to such proceeds. without limiting the foregoing,
          Bank may apply any discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Bank.

     4.5  Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law or in equity for the collection of the indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this
          Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and
          Bank.

     4.6  No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of
          Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

     4.7  Debtor (a) irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor and (b) authorizes Bank or any agent of Bank, in its own name, at Debtor's expense, to do any of the following, as Bank, in its sole discretion, deems appropriate:

          (i)   to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral and to endorse any item representing any payment on or proceeds of the
                Collateral;

          (ii)  to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or
                desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

          (iii) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

     4.8  Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to
          Bank at any place designated by Bank which is reasonably convenient to
          Bank and Debtor.

     4.9  The following shall be the basis for any finder of fact's determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9.615(f) of the Uniform Commercial Code (as in effect on or after July 1, 2001): (a) The Collateral which is the subject matter of the disposition shall be valued in an "as is"
          condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of the Collateral for cash promptly (but no later than 30 days) following the disposition;
          (c) all reasonable closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such
          Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, attorney's fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the
          Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least
          5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above.
          The "value" of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9.615(f) of the
          Uniform Commercial Code.

5. Miscellaneous.

     5.1  Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the following address:

          605 University Avenue
          STREET ADDRESS

          Los Gatos    CA       95032    SANTA CLARA
          CITY        STATE   ZIP CODE      COUNTY

     5.2  Debtor will give Bank not less than 90 days prior written notice of all contemplated changes in Debtor's name, location, chief executive office, principal place of business, and/or location of any
          Collateral, but the giving of this notice shall not cure any Event of
          Default caused by this change.

     5.3  Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

     5.4  Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreements. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to
          Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Bank may provide information relating to this
          Agreement or relating to Debtor or the Indebtedness to the Bank's parent, affiliates, subsidiaries, and service providers.

     5.5  In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone. Any such action shall not constitute acceptance of collateral in discharge of any portion of the Indebtedness.

     5.6  Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to: (a)

          proceed against any person or property; (b) give notice of the terms, time and place or any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Section 9.504 of the Uniform Commercial Code in
          effect prior to July 1, 2001 or its successor provisions thereafter;
          or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any
          Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all
          Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of
          Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

     5.7  Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid or the value of any Collateral given by Debtor pursuant to this
          Agreement until such time as all of the Indebtedness has been fully paid.

     5.8  In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement,
          Debtor agrees that a written notice given to Debtor at least ten days before the date of the act shall be reasonably notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

     5.9  Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

     5.10 This Agreement and all the rights and remedies of Bank under this
          Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor.
          Nothing in this Section 5.10 is deemed a consent by Bank to any assignment by Debtor.

     5.11 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

     5.12 Except as otherwise provided in this Agreement, all terms in this
          Agreement have the meanings assigned to them in Division 9 (or, absent definition in Division 9, in any other Division) of the Uniform
          Commercial Code, as those meanings may be amended, supplemented, revised or replaced from time to time. "Uniform Commercial Code" means the California Uniform Commercial Code, as amended, supplemented, revised or replaced from time to time. Notwithstanding the forgoing, the parties intend that the terms used herein which are defined in the
          Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial
          Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform
          Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the
          Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, then the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

     5.13 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. THIS AGREEMENT
          SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL
          LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS
          PRINCIPALS.

     5.14 To the extend that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this
          Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that indebtedness at any time(s), whether or not an Event of Default has occurred.

     5.15 Debtor represents and warrants that Debtor's exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located in the following place:

          Debtor is an individual, and Debtor is located (as determined pursuant to the Uniform Commercial Code) at Debtor's principal residence which is (street address, state and county or parish): N/A.

          Debtor is a registered organisation which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company), and Debtor is located (as determined pursuant to the Uniform Commercial Code) in the state under the laws of which it was organized, which is (state): DE.

          Debtor is a domestic organization which is not a registered organization under the laws of the United States or any state thereof
          (e.g. general partnership, joint venture, trust, estate or association), and Debtor is located (as determined pursuant to the
          Uniform Commercial Code) at its sole place of business or, if it has more than one place of business, at its chief executive office, which is (street address, state and county or parish): N/A.

          Debtor is a registered organization organized under the laws of the
          United States, and Debtor is located in the state that United States law designates as its location or, if United States law authorizes the
          Debtor redesignate the state for its location, the state designated by
          Debtor, or if neither of the foregoing are applicable, at the District of Columbia. Based on the foregoing, Debtor is located (as determined pursuant to the Uniform Commercial Code) at (state): N/A.

          Debtor is a foreign individual or foreign organization or a branch or agency of a bank that is not organized under the laws of the United
          States or a state thereof, Debtor is located (as determined pursuant to the Uniform Commercial Code) at (street address, state and county or parish): N/A.

          The Collateral is located at and shall be maintained at the following location(s):

          605 UNIVERSITY AVE.
          STREET ADDRESS

          LOS GATOS     CA      95032    SANTA CLARA
            CITY      STATE   ZIP CODE     COUNTY

          Collateral shall be maintained only at the locations identified in this Section 5.15.

     5.16 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commerical
          Code and may be filed by Bank in any filing office.

     5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform
          Commerical Code, but the obligations contained in Section 2.13 of this
          Agreement shall survive termination.

     5.18 Debtor agrees to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in enforcing or attempting to enforce this Agreement or in exercising or attempting to exercise any right or remedy under this Agreement or incurred in any other matter or proceeding relating to this Security
          Agreement.

6.   DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRAIL BY JURY IS A
     CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CETAIN CIRCUMSTANCES.
     TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD
     THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND
     VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY
     JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT
     OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

7.   Special Provisions Applicable to this Agreement. (*None, if left blank)

                                        DEBTOR: Akeena Solar, Inc.
                                                --------------------------------
                                                DEBTOR NAME TYPED/PRINTED

                                        By: /s/ Barry Cinnamon
                                            ------------------------------------
                                            SIGNATURE OF

                                        Its: President
                                            ------------------------------------
                                             TITLE (If applicable)

                                        By:
                                            ------------------------------------
                                            SIGNATURE OF

                                        Its:
                                             -----------------------------------
                                             TITLE (If applicable)

                                        By:
                                            ------------------------------------
                                            SIGNATURE OF

                                        Its:
                                             -----------------------------------
                                             TITLE (If applicable)

                                        By:
                                            ------------------------------------
                                            SIGNATURE OF

                                        Its:
                                             -----------------------------------
                                             TITLE (If applicable)

Borrower(s):
Akeena Solar, Inc.

PEDESTAL - Dynamic Security Agreement
Revision Date (12/03) KMA